Exhibit 10.43

Final Version

FIRST AMENDMENT

TO THE

McKESSON TECHNOLOGIES INC. SUPPLEMENTAL 401(k) PLAN

Effective March 1, 2017

WHEREAS, Section K.1 of the McKesson Technologies Inc. Supplemental 401(k) Plan (the “Plan”) provides that the Plan Administrator of Change Healthcare LLC may amend the Plan at any time; and

WHEREAS, the Plan Administrator desires to amend the Plan to change the name of the Plan to the Change Healthcare LLC Supplemental 401(k) Plan, effective as of January 1, 2019; and

WHEREAS, the Plan Administrator further desires to amend the Plan’s definition of 401(k) Plan to replace the phrase “McKesson Technologies, Inc. 401(k) Plan” with the phrase “Change Healthcare LLC 401(k) Savings Plan”, effective as of January 1, 2019; and

WHEREAS, the Plan Administrator furthers desires to amend the Plan to replace the phrase “McKesson Technologies Inc.” with the phrase “Change Healthcare LLC”, in each place that it occurs, effective as of January 1, 2019; and

WHEREAS, the Plan Administrator furthers desires to amend Section D.2 and Appendix A of the Plan to replace the term “Basic Contributions” with the term “maximum matched deferral percentage” in each place that it occurs, effective as of January 1, 2019.

NOW, THEREFORE, the Plan Administrator hereby amends the Plan to change the name of the Plan to the Change Healthcare LLC Supplemental 401(k) Plan, effective as of January 1, 2019; and further amends the Plan’s definition of 401(k) Plan to replace the phrase “McKesson Technologies, Inc. 401(k) Plan” with the phrase “Change Healthcare LLC 401(k) Savings Plan”, effective as of January 1, 2019; and further amends the Plan to replace the phrase “McKesson Technologies Inc.” in each place that it occurs with the phrase “Change Healthcare LLC”, effective as of January 1, 2019; and further amends Section D.2 and Appendix A of the Plan to replace the term “Basic Contributions” with the term “maximum matched deferral percentage” in each place that it occurs, effective as of January 1, 2019.

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IN WITNESS WHEREOF, the undersigned being member(s) of the Benefits Committee of Change Healthcare LLC, have hereunder affixed their signatures as of this 1st day of January 2019

/s/ Linda Whitley-Taylor